ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT A

The Commodore Americus®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated May 18, 2012 to

The Commodore Americus Prospectus Dated May 1, 2010

The information in this Supplement updates and otherwise supplements The Commodore Americus Prospectus dated May 1, 2010 (the “2010 Prospectus”) and the Supplement dated May 1, 2012 to the 2010 Prospectus (the “2012 Supplement”). Please read this Supplement carefully and retain it for future reference. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2010 Prospectus.

The text below replaces in its entirety the Expense Tables—Examples section of the 2010 Prospectus and the corresponding replacement text in the 2012 Supplement.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses, the annual Contract expenses, and Portfolio fees and expenses. By comparing the costs shown in the tables below for each example, you can see the impact of contingent deferred sales charges on your costs.

Example 1: Contract with Maximum Fund Operating Expenses

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.
•	The annual contract maintenance fee ($25), the Separate Account annual expenses (1.25%), and the maximum Portfolio expenses (1.09%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$966	$1,357	$1,833	$3,662
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$266	$857	$1,533	$3,662

Example 2: Contract with Minimum Fund Operating Expenses

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.
•	The annual contract maintenance fee ($25), the Separate Account annual expenses (1.25%), and the minimum Portfolio expenses (0.27%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$883	$1,091	$1,363	$2,578
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$183	$591	$1,063	$2,578